UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2008

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 31, 2008, the Registrant issued a press release regarding results for the fourth quarter and year ended December 31, 2007. Also on January 31, 2008 the Registrant issued a correction regarding results for the fourth quarter and year ended December 31, 2007. A copy of this press release and copy of the correction are being included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press release, dated January 31, 2008, regarding fourth quarter and year-end results.
Exhibit 99.2 - Press release, dated January 31, 2008, reflecting a correction to fourth quarter and year-end results.

The only portions of Exhibits 99.1 and 99.2 which are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 are the Registrant’s consolidated statements of condition, consolidated statements of income and average balance sheets with interest and average rates. All other portions of Exhibits 99.1 and 99.2 are deemed “furnished”, and not “filed”, for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley
Title: President

Dated: February 21, 2008

EXHIBIT INDEX

Exhibit 99.1 - Press release, dated January 31, 2008, regarding fourth quarter and year-end results.
Exhibit 99.2 - Press release, dated January 31, 2008, reflecting a correction to fourth quarter and year-end results.